     As filed with the Securities and Exchange Commission on March 25, 2002
                                                    Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        Advantica Restaurant Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                5812                                    13-3487402
(State or Other Jurisdiction of        (Primary Standard Industrial         (I.R.S. Employer Identification Number)
 Incorporation or Organization)         Classification Code Number)

                             DENNY'S HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           NEW YORK                                5812                                    22-3004358
(State or Other Jurisdiction of        (Primary Standard Industrial         (I.R.S. Employer Identification Number)
 Incorporation or Organization)         Classification Code Number)

                              203 EAST MAIN STREET
                        SPARTANBURG, SOUTH CAROLINA 29319
                                 (864) 597-8000
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code of Registrant's Principal Executive Offices)

                             RHONDA J. PARISH, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                        ADVANTICA RESTAURANT GROUP, INC.
                              203 EAST MAIN STREET
                     SPARTANBURG, SOUTH CAROLINA 29319-9966
                                 (864) 597-8000
               (Address, Including Zip Code, and Telephone Number,
                   Including Area Codes of Agent For Service)

                                 WITH COPIES TO:
         GARY C. IVEY, ESQ.                     NICHOLAS P. SAGGESE, ESQ.
         ALSTON & BIRD LLP              SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
 BANK OF AMERICA PLAZA, SUITE 4000         300 SOUTH GRAND AVENUE, SUITE 3400
        101 S. TRYON STREET                  LOS ANGELES, CALIFORNIA 90071
  CHARLOTTE, NORTH CAROLINA 28202                   (213) 687-5000
           (704) 444-1000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as possible after the effective date of this Registration Statement.
         If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box. |_|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| File No. 333-72658
         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================================
TITLE OF EACH CLASS OF SECURITIES    AMOUNT TO BE   PROPOSED MAXIMUM OFFERING  PROPOSED MAXIMUM AGGREGATE      AMOUNT OF
         TO BE REGISTERED           REGISTERED (1)     PRICE PER SECURITY          OFFERING PRICE (2)       REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
12 3/4% SENIOR NOTES DUE 2007         $7,950,000               (2)                     $7,707,824               $709.12
=============================================================================================================================

(1) Additional principal amount of 12 3/4% Senior Notes due 2007 (the "New Notes") issuable pursuant to the exchange offer described in the registrants' Registration Statement on Form S-4 (File No. 333-72658) and the prospectus, as supplemented, relating thereto (the "Exchange Offer").
(2) Pursuant to Rule 457(f)(1) of the Securities Act of 1933, as amended, the registration fee has been calculated based on the market value of the securities to be received by Advantica Restaurant Group, Inc. in the Exchange Offer with respect to the New Notes registered hereunder. The market value of such securities is $7,707,824, which amount represents 77.563% (the average of the bid and ask prices reported by Advantage Data Inc. on March 20, 2002), multiplied by $9,937,500 (the maximum aggregate amount of the 11 1/4% Senior Notes due 2008 of Advantica Restaurant Group, Inc. (the "Old Notes") sought in the Exchange Offer with respect to the New Notes; this amount of Old Notes is included in, and is a part of, the $265,000,000 of Old Notes originally the subject of the Exchange Offer).

         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
================================================================================

                                EXPLANATORY NOTE

         This registration statement is being filed pursuant to Rule 462(b) and General Instruction K of Form S-4, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-4 (File No. 333-72658) filed by Advantica Restaurant Group, Inc. and Denny's Holdings, Inc. with the Securities and Exchange Commission on November 1, 2001, as amended, which was declared effective by the Securities and Exchange Commission on December 31, 2001, including the exhibits thereto, are incorporated by reference into, and shall be deemed part of, this registration statement.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

         All exhibits filed with or incorporated by reference in the registrants' Registration Statement on Form S-4 (File No. 333-72658) are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except for the following, which are filed herewith.

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

5.1           Opinion of Alston & Bird LLP.
23.1          Consent of Deloitte & Touche LLP.
23.2          Consent of Alston & Bird LLP (included in Exhibit 5.1).
24.1 Powers of Attorney (incorporated by reference to Amendment No. 1 to the registrants' Registration Statement on Form S-4, dated December 6, 2001 (File No. 333-72658)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Spartanburg, State of South Carolina and the City of New York, State of New York, respectively, on March 25, 2002.


                                               ADVANTICA RESTAURANT GROUP, INC.



                                               By:     /s/  RHONDA J. PARISH
                                                   -----------------------------
                                                   Rhonda J. Parish
                                                   Executive Vice President,
                                                   General Counsel and Secretary





                                               DENNY'S HOLDINGS, INC.



                                               By:        /s/  JAMES H. ALLYN
                                                   -----------------------------
                                                   James H. Allyn
                                                   Vice President and Secretary

                         ADVANTICA RESTAURANT GROUP, INC

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on March 25, 2002.

              SIGNATURE                               Title
              ---------                               -----

                  *                      President and Chief Executive Officer,
------------------------------------     Director (Principal Executive Officer)
Nelson J. Marchioli

         /s/  ANDREW F. GREEN            Senior Vice President (Principal
-----------------------------------      Financial Officer and Principal
Andrew F. Green                          Accounting Officer)


                  *                      Director
------------------------------------
Vera K. Farris

                  *                      Director
------------------------------------
Robert E. Marks

                  *                      Director
------------------------------------
Lloyd I. Miller, III

                  *                      Director
------------------------------------
Charles F. Moran

                  *                      Director
------------------------------------
Elizabeth A. Sanders

                  *                      Director
------------------------------------
Donald R. Shepherd


-------------

     * The undersigned, by signing her name hereto, does sign and execute this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed herewith.



                                                 /s/  RHONDA J. PARISH
                                        ----------------------------------------
                                                 Rhonda J. Parish
                                                 Attorney-in-Fact

                              DENNY'S HOLDINGS, INC

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on March 25, 2002.

              SIGNATURE                               Title
              ---------                               -----

                  *                     President and Treasurer, Director
------------------------------------    (Principal Executive Officer, Principal
Samuel S. Sontag                        Financial Officer and Principal
                                        Accounting Officer)

         /s/  JAMES A. ALLYN            Director
------------------------------------
James H. Allyn

------------

     * The undersigned, by signing his name hereto, does sign and execute this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed herewith.



                                                  /s/  JAMES H. ALLYN
                                        ----------------------------------------
                                                  James H. Allyn
                                                  Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

5.1           Opinion of Alston & Bird LLP
23.1          Consent of Deloitte & Touche LLP
23.2          Consent of Alston & Bird LLP (included in Exhibit 5.1)
24.1 Powers of Attorney (incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-4 dated December 6, 2001 (File No. 333-72658))




                                       5